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                              EXIHIBT (16)

                   Schedule of Performance Quotations
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           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
                             THE NOVA FUND



   Average Annual Total Return (As of June 30, 1997):

                       P  (1 +T)n = ERV

   Where:  P =    a hypothetical initial payment of $1,000;

           T =    average annual total return;

           n =    number of years; and

           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

       For the One-Year Period Ended June 30, 1997:

           P =    $1,000

           T =    44.7899%

           n =    1.00

           ERV =  $1,447.90

       For  the Period  From  Commencement of  Operations  (July 12,
       1993) to June 30, 1997:

           P =    $1,000

           T =    25.8205%

           n =    3.9699

           ERV =  $2,488.85

           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
                             THE URSA FUND



   Average Annual Total Return (As of June 30, 1997):

                  P (1 + T)n = ERV

   Where:  P =    a hypothetical initial payment of $1,000;

           T =    average annual total return;

           n =    number of years; and

           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

       For the One-Year Period Ended June 30, 1997:

           P =    $1,000

           T =    (19.8908)%

           n =    1.00

           ERV =  $801.09

       For the Period From Commencement of Operations (January 7,
       1994) to June 30, 1997:

           P =     $1,000

           T =     (12.7103)%

           n =     3.4795

           ERV =   $623.14
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           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
                           THE RYDEX OTC FUND



   Average Annual Total Return (As of June 30, 1997):

                  P (1 + T)n = ERV

   Where:  P =    a hypothetical initial payment of $1,000;

           T =    average annual total return;

           n =    number of years; and

           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

       For the One-Year Period Ended June 30, 1997:

           P =    $1,000

           T =     43.5738%

           n =     1.00

           ERV =   $1,435.74

       For the Period From Commencement of Operations (February 14,
       1994) to June 30, 1997:

           P =     $1,000

           T =     29.1204%

           n =     3.3753

           ERV =   $2,369.44

           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
                     THE RYDEX PRECIOUS METALS FUND



   Average Annual Total Return (As of June 30, 1997):

                  P (1 + T)n = ERV

   Where:  P =     a hypothetical initial payment of $1,000;

           T =     average annual total return;

           n =     number of years; and

           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

       For the One-Year Period Ended June 30, 1997:

           P =    $1,000

           T =     (22.6519)%

           n =     1.00

           ERV =   $773.48

       For the Period From Commencement of Operations (December 1,
       1993) to June 30, 1997:

           P =     $1,000

           T =     (9.2648)%

           n =     3.5808

           ERV =   $706.00

           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
                  THE RYDEX U.S. GOVERNMENT BOND FUND



   Average Annual Total Return (As of June 30, 1997):

                  P (1 + T)n = ERV

   Where:  P =     a hypothetical initial payment of $1,000;

           T =     average annual total return;

           n =     number of years; and

           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

       For the One-Year Period Ended June 30, 1997:

           P =    $1,000

           T =     6.6856%

           n =     1.00

           ERV =   $1,066.86

       For the Period From Commencement of Operations (January 3,
       1994) to June 30, 1997:

           P =     $1,000

           T =     1.3564%

           n =     3.49041

           ERV =   $1,048.15

           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
                  THE RYDEX U.S. GOVERNMENT BOND FUND



   Yield (30 Days Ended March 31, 1997):

           YIELD =  2[(  a-b  +1)6-1]
                                 cd

   Where:  a =  dividends and interest paid during the period;

           b =  expenses accrued for the period (net of
                reimbursements);

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

           d = the maximum offering price per share on the last day of the period.


   Example:    a =      $468,977

           b =   $106,635

           c =   1,054,364.088

           d =   $8.52

            Yield =     5.95%
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           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
                             THE JUNO FUND



   Average Annual Total Return (As of June 30, 1997):

                P (1 + T)n = ERV

   Where:  P =    a hypothetical initial payment of $1,000;

           T =    average annual total return;

           n =     number of years; and

           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

       For the One-Year Period Ended June 30, 1997:

           P =    $1,000

           T =     (0.5817)%

           n =     1.00

           ERV =   $994.18

       For the Period From Commencement of Operations (March 3,
       1995) to June 30, 1997:

           P =     $1,000

           T =    (2.5557)%

           n =    2.33

           ERV =   $941.49

           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
                       THE RYDEX HIGH YIELD FUND



   Average Annual Total Return (As of June 30, 1997):

                  P (1 + T)n = ERV

   Where:  P =     a hypothetical initial payment of $1,000;

           T =     average annual total return;

           n =     number of years; and

           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

       For the Period From Commencement of Operations (January 3,
       1997) to June 30, 1997:

           P =     $1,000

           T =    7.1889%

           n =    0.48767

           ERV =   $1,034.44

           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
                       THE RYDEX HIGH YIELD FUND


    Yield (30 Days Ended March 31, 1997):

           YIELD =  2[(  a-b  +1)6-1]
                          cd

   Where:  a =  dividends and interest paid during the period;

           b =  expenses accrued for the period (net of
                reimbursements);

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

           d = the maximum offering price per share on the last day of the period.


   Example:  a =  $158,101

           b =  $16,358

           c =  741,443.128

           d =  $9.81

              Yield =  8.18%
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           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
              THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND


       The annualized current yield for The Rydex U.S. Government Money Market Fund (the "Government Fund"), as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Government Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

       The Government Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Government Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

       The Government Fund's annualized effective yield and annualized current yield, for the seven-day period ended March
   31, 1997, were approximately 4.84% and 4.74%, respectively.

       The following is an example of these yield calculations for the Government Fund based on a seven-day period ending March 31, 1997:
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           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
              THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND


   Assumptions:

       Annualized Current Yield, for the seven-day period ended March 31, 1997:

              Sum of the Annualized Daily Rates
              ----------------------------------
             = ACY      7
   Calculations:

       Where: Sum of the Annualized Daily Rates =

                         annualized daily rate 7 days prior
                       + annualized daily rate 6 days prior
                       + annualized daily rate 5 days prior
                       + annualized daily rate 4 days prior
                       + annualized daily rate 3 days prior
                       + annualized daily rate 2 days prior
                       + annualized daily rate 1 day prior; and

           ACY = annualized current yield for the seven-day period ended March 31, 1997.

       EXAMPLE:

           For the seven-day period ended March 31, 1997:

             Sum of the Annualized Daily Rates =

                   4.53
                  +4.78
                  +4.71
                  +4.71
                  +4.71
                  +4.71
                  +5.02   =   33.17

                ACY =  4.73857 = 4.74
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           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
              THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND


   Assumptions:

       Annualized Effectived Yield, for the seven-day period ended March 31, 1997:

             (1 + ACY) x-1 = AEY        x
   Calculations:

       Where:ACY  =  annualized current yield for the seven-day
                     period ended March 31, 1997;

             x    =  number of compounding periods; and

             AEY  =  annualized effective yield.

       EXAMPLE:

           For the seven-day period ended March 31, 1997:

           ACY  = 4.74

           x    = 12

           AEY  = 4.84
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           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
               THE RYDEX INSTITUTIONAL MONEY MARKET FUND


       The annualized current yield for The Rydex Institutional Money Market Fund (the "Institutional Fund"), as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Institutional Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

       The Institutional Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Institutional Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

       The Institutional Fund s annualized effective yield and annualized current yield, for the seven-day period ended March
   31, 1997, were approximately 4.53% and 4.43%, respectively.

       The following is an example of these yield calculations for the Institutional Fund based on a seven-day period ending March 31, 1997.

           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
               THE RYDEX INSTITUTIONAL MONEY MARKET FUND


    Assumptions:

       Annualized Current Yield for the seven-day period ended March 31, 1997:

           Sum of the Annualized Daily Rates
           _________________________________ = ACY
                     7


   Calculations:

       Where: Sum of the Annualized Daily Rates =

                       annualized daily rate 7 days prior
                     + annualized daily rate 6 days prior
                     + annualized daily rate 5 days prior
                     + annualized daily rate 4 days prior
                     + annualized daily rate 3 days prior
                     + annualized daily rate 2 days prior
                     + annualized daily rate 1 day prior; and

             ACY = annualized current yield for the seven-day period ended March 31, 1997.

       EXAMPLE:

           For the seven-day period ended March 31, 1997:

             Sum of the Annualized Daily Rates =

                      3.58
                     +4.67
                     +4.52
                     +4.52
                     +4.52
                     +4.52
                     +4.71 = 31.04

               ACY = 4.434285 =  4.43

           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           RYDEX SERIES TRUST
               THE RYDEX INSTITUTIONAL MONEY MARKET FUND


   Assumptions:

       Annualized Effective Yield, for the seven-day period ended March 31, 1997:

             (1 + ACY) x-1 = AEY        x
   Calculations:

       Where:    ACY   =  annualized current yield for the seven-day

                     period ended March 31, 1997:

             x    =  number of compounding periods; and

             AEY  =  annualized effective yield.

       EXAMPLE:

           For the seven-day period ended March 31, 1997:

           ACY  = 4.43

           x    = 12

           AEY  = 4.53